UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 15, 2005

                           BLACKFOOT ENTERPRISES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 000-31313


              NEVADA                                  88-0409160
       ----------------------                  ----------------------------
       State of Incorporation                  (IRS Employer Identification
                                                         Number)

6767 W. TROPICANA AVENUE, SUITE 207
        LAS VEGAS, NEVADA                                             11590
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(Address of principal executive office)                             (Zip Code)

                                 (702) 248-1027
                                ----------------
              (Registrant's telephone number, including area code)

                                      N/A
             ------------------------------------------------------
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS

     On August 24, 2005, the Company's board of directors declared a 14 for 1 stock dividend to our shareholders of record as of September 6, 2005. Prior to the record date, Johann Rath had agreed to surrender for cancellation 600,000 shares of common stock. As of the record date, Terri Russo and Deborah D. Rath also agreed to surrender for cancellation a total of 850,000 shares of common stock with any dividend shares based on the shares to be surrendered. Johann Rath, Terri Russo and Deborah D. Rath are officers and directors. Their shares were surrendered for cancellation on September 15, 2005. Prior to the dividend, we had 2,100,000 shares issued and outstanding. After the surrender for cancellation of 600,000 shares and giving effect to the stock dividend and the surrender of the additional 850,000 shares of common stock with the 11,900,000 shares of stock received as a dividend on said shares, we now have 9,750,000 shares issued and outstanding.

     Certain of our directors have had preliminary negotiations to effectuate a possible business combination and adding new directors to our board. We have been informed that, if, pursuant to any arrangement or understanding with the person or persons acquiring securities in a transaction subject to the 1934 Act, any persons are to be elected or designated as directors of the Company, otherwise than at a meeting of security holders, and the persons so elected or designated will constitute a majority of the directors of the Company, then, not less than 10 days prior to the date any such persons take office as a director, or such shorter period prior to the date the Securities and Exchange Commission may authorize upon a showing of good cause therefore, the Company shall file with the Securities and Exchange Commission and transmit to all holders of record of securities of the Company who would be entitled to vote at a meeting for election of directors, information substantially equivalent to certain information which would be required by Schedule 14A of Regulation 14A to be transmitted if such person or persons were nominees for election as directors at a meeting of such security holders.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BLACKFOOT ENTERPRISES, INC.


                                        By: /s/ JOHANN RATH
                                           ---------------------
                                                Johann Rath
                                                President and Chief Executive
                                                Officer and Director


Dated:  September 16, 2005



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